SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [   ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Under Rule 14a-12

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                          NAUTICA ENTERPRISES, INC.
               (Name of Registrant as Specified in Its Charter)
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                  BARINGTON COMPANIES EQUITY PARTNERS, L.P.,
                    JEWELCOR MANAGEMENT, INC., RCG AMBROSE
                 MASTER FUND, LTD. and RAMIUS SECURITIES, LLC
   (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction: (5)

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Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

      In connection with the 2003 annual meeting of stockholders of Nautica Enterprises, Inc., the Barington Companies group will now be soliciting proxies to elect two nominees to Nautica's board of directors, William J. Fox and James
A. Mitarotonda, and to re-elect all of Nautica's incumbent directors other than Charles H. Scherer and John Varvatos. We believe this is consistent with the Company's recently announced goal to have two, new independent directors.





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